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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    November 23, 2004
                                                 -------------------------------


                             LINENS 'N THINGS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         Delaware                      1-12381                  22-3463939
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(STATE OR OTHER JURISDICTION         (COMMISSION             (I.R.S. EMPLOYER
  OF INCORPORATION)                  FILE NUMBER)           IDENTIFICATION NO.)


6 Brighton Road, Clifton, New Jersey                               07015
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (973) 778-1300
                                                  ------------------------------

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instructions A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Linens 'n Things, Inc., a Delaware corporation (the "Company"), and certain wholly-owned subsidiaries entered into a $250,000,000 5-Year Revolving Credit Agreement (the "Credit Agreement"), effective as of November 23, 2004, among the Company, each subsidiary of the Company that becomes a borrower thereunder, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (the "Agent") and each other lender from time to time party thereto.

The Credit Agreement provides for a 5-year senior unsecured revolving credit facility and allows for up to $50 million of borrowings from additional lines of credit outside of the Credit Agreement. The additional lines of credit include committed facilities of approximately Canadian $35 million that expire on December 31, 2004 and June 15, 2005 and are subject to annual renewal arrangements. Interest on all borrowings under the Credit Agreement is determined based upon several alternative rates, including a fixed margin above LIBOR.

The Credit Agreement contains customary affirmative and negative covenants and also contains certain financial covenants, including those relating to (a) the maintenance of a minimum tangible net worth in an amount not less than the sum of (i) $559,347,000 (which represents 75% of tangible net worth as of July 3, 2004), (ii) 50% of cumulative consolidated net income (without giving effect to any net losses) for each fiscal quarter commencing with the fiscal quarter ending September 30, 2004, and (iii) 100% of the cumulative net proceeds received by the Company from any sale to the public of its capital stock for the period commencing after the closing date, (b) a minimum fixed charge coverage ratio (EBITDAR/interest expense plus rents) of not less than 1.50: 1.00, and (c) a maximum leverage ratio (total funded debt/EBITDA) of not more than 1.75: 1.00. The Credit Agreement limits, among other things, the Company's indebtedness and the amount of cash dividends the Company may pay. In addition to borrowings under the Credit Agreement, the Company's indebtedness is limited to $50 million on capitalized lease and real estate mortgages and $50 million of other unsecured debt. In addition, certain payments, such as for the payment of dividends and/or repurchases of the Company's shares of stock, may not exceed, in aggregate, the sum of $50 million plus on a cumulative basis an amount equal to 25% of the consolidated net income for each fiscal quarter, commencing with the fiscal quarter ending April 3, 2004. The Company has never paid cash dividends and does not currently anticipate paying cash dividends in the future.

The Credit Agreement includes usual and customary events of default (subject to applicable grace periods) for facilities of this nature and provides that, upon the occurrence of an event of default, payment of all amounts payable under the Credit Agreement may be accelerated and/or the lenders' commitments may be terminated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Credit Agreement shall automatically become immediately due and payable, and the lenders' commitments shall automatically terminate.

As of November 23, 2004, there are no loans outstanding and there was $25.3 million in letters of credit outstanding under the Credit Agreement.

The foregoing summary of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which is attached as Exhibit 10.19 to this Form 8-K.

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The Credit Agreement replaces the amended $150 million senior revolving credit agreement dated June 21, 2002 among the Company and Fleet Bank and the lenders signatory thereto (the "Fleet Credit Agreement"), which agreement was terminated on November 23, 2004 in connection with the execution of the Credit Agreement. The Fleet Credit Agreement allowed for up to $40 million of borrowings from additional lines of credit outside of the Fleet Credit Agreement. Interest on all borrowings was determined based upon several alternative rates, including a fixed margin above LIBOR. The Fleet Credit Agreement contained certain financial covenants, including those relating to the maintenance of a minimum tangible net worth, a minimum fixed charge coverage ratio, and a maximum leverage ratio. Under the Fleet Credit Agreement, the amount of dividends that the Company could pay could not exceed the sum of $25 million plus, on a cumulative basis, an amount equal to 50% of the consolidated net income for each fiscal quarter. The Company was required under the Fleet Credit Agreement to reduce the balance of outstanding domestic borrowings to zero for 30 consecutive days during each period beginning on December 1st of any fiscal year and ending on March 15th of the following fiscal year.

ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The information provided under Item 1.01 of this report is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information provided under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.19 - Credit Agreement dated as of November 23, 2004 with Bank of America, N.A., as administrative agent, swing line lender and an L/C issuer and the lenders signatory thereto.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LINENS 'N THINGS, INC.


DATED: November 29, 2004                   BY: /s/ William T. Giles
                                              --------------------------
                                           NAME: William T. Giles
                                           TITLE: Executive Vice President,
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.     Description
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10.19           Credit Agreement dated as of November 23, 2004 with Bank of
                America, N.A., as administrative agent, swing line lender and an L/C issuer and the lenders signatory thereto.